Principal
        Financial                                            Principal Life
        Group                                                Insurance Company


April 22, 1999


Mr. Ralph C. Eucher
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Eucher

        Principal Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - Stock Index 500 Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton



                                                                        EE7672-3



Principal
        Financial                                            Principal Life
        Group                                                Insurance Company


April 22, 1999


Mr. Ralph C. Eucher
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Eucher

        Principal Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - MidCap Value Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


                                                                        EE7672-3


Principal
        Financial                                            Principal Life
        Group                                                Insurance Company


April 15, 1999


Mr. Ralph C. Eucher
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Eucher

        Principal Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - LargeCap Growth Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton



                                                                        EE7672-3


Principal
        Financial                                            Principal Life
        Group                                                Insurance Company


April 15, 1999


Mr. Ralph C. Eucher
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Eucher

        Principal Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - Blue Chip Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton



                                                                        EE7672-3